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                                                                    Exhibit j(1)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees
ING Equity Trust:

We consent to the reference to our firm under the heading "Independent Auditors" in the Statement of Additional Information.

                                  /s/KPMG LLP

Boston, Massachusetts
July 19, 2004